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                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into Schwitzer, Inc.'s previously filed Registration Statements File Nos. 33-34210, 33-42330, 33-44090 and 33-72898.



                                            /s/ ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
  March 27, 1995.